Price to Yield Table                                                 Page 1 of 2

CWT\NYLIB1\392257.1

BANC OF AMERICA SECURITIES LLC                                       EQCC 1999-3
                                                            PRICE TO YIELD TABLE
-------------------------------------------------------------------------------

BOND CLASS:  A-1NC

                                            FIRST       NEXT PAY                    ISSUE
 SETTLE DATE      CALL %    DESCRIPTION  ACCRUAL DATE     DATE     ACTUAL DELAY    BALANCE
 -----------      ------    -----------  ------------     ----     ------------    -------
  08/26/1999      10.00         P-T       08/01/1999   09/25/1999       24      74,391,790.00

                 PRINCIPAL                 INTEREST                                ACCRUED
  BALANCE          TYPE        COUPON        TYPE      INDEX TYPE     MARGIN      INTEREST
  -------          ----        ------        ----      ----------     ------      --------
74,391,790.00     Normal       7.1748       Fixed         None        0.0000     370.657.78


              PP=0.0;0.0;0.0  PP=50.0;12.0;50.0  PP=75.0;18.0;75.0  PP=100.0;24.0;100.0  PP=125.0;30.0;125.0   PP=150.0;33.0;150.0
              --------------  -----------------  -----------------  -------------------  -------------------   -------------------
99-17.0            7.28             7.28                7.28               7.28                 7.28                  7.28
99-18.0            7.28             7.27                7.27               7.27                 7.26                  7.26
99-19.0            7.27             7.26                7.26               7.26                 7.25                  7.25
99-20.0            7.27             7.26                7.25               7.24                 7.24                  7.23
99-21.0            7.26             7.25                7.24               7.23                 7.22                  7.21
99-22.0            7.26             7.24                7.23               7.22                 7.21                  7.20
99-23.0            7.26             7.23                7.22               7.21                 7.19                  7.18
99-24.0            7.25             7.23                7.21               7.20                 7.18                  7.16
99-25.0            7.25             7.22                7.20               7.18                 7.17                  7.15
99-26.0            7.24             7.21                7.19               7.17                 7.15                  7.13
99-27.0            7.24             7.20                7.18               7.16                 7.14                  7.11
99-28.0            7.23             7.19                7.17               7.15                 7.12                  7.10
99-29.0            7.23             7.19                7.16               7.14                 7.11                  7.08
99-30.0            7.23             7.18                7.16               7.13                 7.10                  7.07
99-31.0            7.22             7.17                7.15               7.11                 7.08                  7.05
100-0.0            7.22             7.16                7.14               7.10                 7.07                  7.03
100-1.0            7.21             7.16                7.13               7.09                 7.05                  7.02
100-2.0            7.21             7.15                7.12               7.08                 7.04                  7.00
100-3.0            7.20             7.14                7.11               7.07                 7.02                  6.98
100-4.0            7.20             7.13                7.10               7.06                 7.01                  6.97
100-5.0            7.20             7.12                7.09               7.04                 7.00                  6.95
100-6.0            7.19             7.12                7.08               7.03                 6.98                  6.93
100-7.0            7.19             7.11                7.07               7.02                 6.97                  6.92
100-8.0            7.18             7.10                7.06               7.01                 6.95                  6.90
100-9.0            7.18             7.09                7.05               7.00                 6.94                  6.89
100-10.0           7.18             7.09                7.04               6.98                 6.93                  6.87
100-11.0           7.17             7.08                7.03               6.97                 6.91                  6.85
100-12.0           7.17             7.07                7.02               6.96                 6.90                  6.84
100-13.0           7.16             7.06                7.01               6.95                 6.89                  6.82
100-14.0           7.16             7.05                7.00               6.94                 6.87                  6.80
100-15.0           7.15             7.05                6.99               6.93                 6.86                  6.79
WAL                12.24            5.34                4.19               3.24                 2.62                  2.19
MOD DUR            7.32             3.99                3.25               2.64                 2.21                  1.90
FIRSTPRINPAY    09/25/1999       09/25/1999          09/25/1999         09/25/1999           09/25/1999            09/25/1999
MATURITY        02/25/2026       08/25/2010          04/25/2010         12/25/2007           04/25/2006            02/25/2005
PRIN WINDOW        318               132                 128                100                  80                    66

               PP=200.0;48.0;200.0
               -------------------

99-17.0               7.28
99-18.0               7.25
99-19.0               7.23
99-20.0               7.21
99-21.0               7.19
99-22.0               7.17
99-23.0               7.15
99-24.0               7.13
99-25.0               7.10
99-26.0               7.08
99-27.0               7.06
99-28.0               7.04
99-29.0               7.02
99-30.0               7.00
99-31.0               6.98
100-0.0               6.95
100-1.0               6.93
100-2.0               6.91
100-3.0               6.89
100-4.0               6.87
100-5.0               6.85
100-6.0               6.83
100-7.0               6.81
100-8.0               6.78
100-9.0               6.76
100-10.0              6.74
100-11.0              6.72
100-12.0              6.70
100-13.0              6.68
100-14.0              6.66
100-15.0              6.64
WAL                   1.63
MOD DUR               1.46
FIRSTPRINPAY       09/25/1999
MATURITY           07/25/2003
PRIN WINDOW            47

This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

                         Banc of America Securities LLC
                              Trader Summary Report
                              ---------------------

Pool ID:       EQCC_7/19                       Tape Date: July 19, 1999  7/20/99

Deal Title:    EQCC 99-3  Fixed Nonconforming Pool                        7:09PM

                             General Characteristics

Pool Size:             $74,391,790.80    W.A. Gross Coupon:  10.106%    Pool - Balloon %        47.08%
Loan Count:                       591    W.A. Net Coupon:               Pool - ARMS%             0.00%
Average Loan Balance:  $      125,874    W.A. Servicing:      0.000%    W.A. Gr. Margin (ARMS)  0.000%
W.A. FICO:                        646    W.A. OTerm (months)   208.2    W.A. Rollterm (ARMS)       0.0
W.A. Original LTV:             61.03%    W.A. RTerm (months)   206.5    W.A. Initial Cap (ARMS) 0.000%
W.A. CLTV:                     82.44%    W.A. Age (months)       1.7    W.A. Interim Cap (ARMS) 0.000%
GSE Conforming                  0.00%    Modified %:                    W.A. Life Cap (ARMS)    0.000%
Pct of Pool with NegAm                   Loans with PMI%                W.A. Ceiling (ARMS)     0.000%

            Balance Distribution
less than = 50K                          10.55%
50K - 75K                                8.87%
75K - 100K                               6.69%
100K - 125K                              3.71%
125K - 150K                              2.62%
150K - 175K                              0.89%
175K - 200K                              0.76%
200K - 225K                              0.29%
225K - 250K                              8.90%
250K - 275K                              17.28%
275K - 300K                              18.21%
300K - 400K                              21.24%
Avg:  $125, 874                          Min:  $14,857
SD:  $106,985                            Max:  $395,000

              Coupon Distribution
less than 6.0                            0.33%
6.5 - 7.0                                0.34%
7.0 - 7.5                                1.88%
7.5 - 8.0                                4.00%
8.0 - 8.5                                5.98%
8.5 - 9.0                                8.34%
9.0 - 9.5                                9.68%
9.5 - 10.0                               17.18%
10.0 - 10.5                              13.57%
10.5 - 11.0                              16.48%
>11.0                                    22.23%
WA:  10.106%                             5.490%
SD  1.351%                               15.900%

              OLTV Distribution
less than = 50K                          34.49%
50 - 55                                  1.71%
55 - 60                                  1.26%
60 - 65                                  1.23%
65 - 70                                  2.22%
70 - 75                                  5.52%
75 - 80                                  15.48%
80 - 85                                  15.51%
85 - 90                                  18.05%
90 - 95                                  3.32%
95 - 100                                 1.21%
WA  61.03%                               4.15%
SD:  30.80%                              100.00%

              CLTV Distribution
less than = 50K                          1.29%
50 - 55                                  1.38%
55 - 60                                  1.79%
60 - 65                                  2.04%
65 - 70                                  3.38%
70 - 75                                  7.95%
75 - 80                                  22.49%
80 - 85                                  21.54%
85 - 90                                  25.83%
90 - 95                                  9.19%
95 - 100                                 3.15%
WA:  82.44%                              41.36%
SD:  9.53%                               100.00%

                 Documentation
FULL                                     83.95%
NO INCOME                                16.05%

                    Product
FIXED                                    52.92%
BALLOON                                  47.08%

               Delinquency (Days)
0 - 29                                   98.55%
30 - 59                                  1.45%

                    Margin
WA:                                      Min:
SD:                                      Max:

                 Property Type
SFR                                      96.12%
2-4 F                                    2.73%
Condo                                    1.15%

                Geographical (State)
NY                                       23.39%
CA                                       18.24%
FL                                       8.34%
AZ                                       5.24%
CT                                       4.98%
Other States                             39.82%

             Geographical (Zip Code)
85262                                    0.92%
11385                                    0.85%
85255                                    0.78%
77379                                    0.76%
11731                                    0.70%
Other ZIP Codes                          95.98%

                Months to Roll
WA:                                      Min:
SD:                                      Max:

                                     Purpose
C/O                                      85.54%
PURCHASE                                 14.29%
REFI - PROP                              0.13%
R/T REFI                                 0.04%

                   Occupancy
PRIMARY                                  97.38%
SECONDAR                                 1.79%
INVESTOR                                 0.82%

                Lien Position
1                                        65.72%
2                                        34.28%

                  Interim Cap
WA:                                      Min:
SD:                                      Max:

                 Credit Score
651 - 999                                44.67%
596 - 650                                36.82%
550 - 595                                15.35%
100 - 549                                1.70%
less than=0                              1.47%
WA:  646                                 Min:  514

                  Credit Grade
A                                        80.93%
B                                        15.80%
C                                        3.27%

            Prepayment Penalty Term
0 Years                                  21.67%
1 Year                                   14.80%
3 Years                                  16.76%
4 Years                                  0.03%
5 Years                                  1.85%
N/A                                      44.89%

                 Life Cap
WA:                                      Min:
SD:                                      Max:

                 Funding Code

2                                    505  loans
0                                     86  loans

                   Pool
EQCC_7/19                               100.00%



               PMI Providers
None                                    100.00%


All Weighted Averages omit Zero values, where appropriate.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security is any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant so such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assess backing any securities discussed herein supersedes all prior information regarding such assests. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                    EQCC 99-3
                                   FICO SCORES

--------------------------------------------------------------------------------
                                            AGGREGATE      PERCENT OF TOTAL LOAN
                         NUMBER OF      PRINCIPAL BALANCE     GROUP BY CUT-OFF
RANGE OF FICO SCORES   MORTGAGE LOANS  AS OF CUT-OFF DATE    PRINCIPAL BALANCE
--------------------------------------------------------------------------------

0                            9             $446,432.56              1.75%
500 - 525                    4              229,644.58              0.90
525 - 550                    19           1,092,278.08              4.28
550 - 575                    51           3,079,645.71             12.08
575 - 600                    44           2,781,739.50             10.91
600 - 625                    44           2,368,167.71              9.29
626 - 650                    53           3,617,696.86             14.19
651 - 675                    86           5,179,356.66             20.31
676 - 700                    65           3,869,811.24             15.17
701 - 725                    27           1,751,571.55              6.87
726 - 750                    6              480,459.52              1.88
751 - 775                    10             551,480.22              2.16
776 - 800                    1               54,000.00              0.21
--------------------------------------------------------------------------------

             TOTALS         419         $25,502,284.19            100.00%
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security is any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide she material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant so such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assess backing any securities discussed herein supersedes all prior information regarding such assests. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.